UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):  April 29, 2020

AEGION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35328	45-3117900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, $0.01 par value	AEGN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                                                                Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 2.02.	Results of Operations and Financial Conditions.

Aegion Corporation (the "Company") issued an earnings release (the "Earnings Release") on April 29, 2020 to announce its financial results for the quarter ended March 31, 2020.  A copy of the Earnings Release is furnished herewith as Exhibit 99.1.  On April 30, 2020, the Company held a conference call in connection with the Earnings Release.  A transcript of the conference call is furnished herewith as Exhibit 99.2.

The information in this current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment o f Certain Officers; Compensatory arrangements of Certain Officers.

On March 26, 2020, Aegion Corporation (the "Company") announced that, as a precautionary measure to provide flexibility in light of the uncertainty in the global markets resulting from the COVID-19 pandemic and any potential impact on the business of the Company, the Board of Directors of the Company (the "Board") had approved, effective April 1, 2020, the Company's named executive officers forgoing cash compensation of between 50% and 100% of their respective base salaries.  As also announced on March 26, 2020, the intention of the Board is to grant restricted stock units under the Company's 2016 Employee Equity Incentive Plan, as amended (the "EEIP"), to make up for the cash compensation the named executive officers will forgo.

Due to better clarity on the Company's liquidity position, on May 1, 2020, management recommended, and the Board approved, the following adjustments to the percentage of base salary to be forgone, with such adjustments to be effective May 16, 2020: (a) Mark A. Menghini, the Company's Senior Vice President, General Counsel and Secretary, will forgo 50% of his base salary cash compensation, reduced from the prior 100% reduction; and (b) Kenneth L. Young, the Company's Senior Vice President, Treasury and Tax, and John L. Heggemann, the Company's Senior Vice President, Corporate Controller and Chief Accounting Officer, will each forgo 25% of their base salary cash compensation, reduced in each case from the prior 50% reduction.

Charles R. Gordon, the Company's President and Chief Executive Officer, and David F. Morris, the Company's Executive Vice President and Chief Financial Officer, will continue to forgo 100% of their respective base salary cash compensation.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	Earnings Release of Aegion Corporation dated April 29, 2020, filed herewith.

99.2	Transcript of Aegion Corporation's April 30, 2020 conference call, filed herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBLR document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGION CORPORATION

By:	/s/ Mark A. Menghini
Mark A. Menghini
Senior Vice President and General Counsel

Date: May 5, 2020